Exhibit 10.14

THIS NOTE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE “SECURITIES”), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE.  THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.  FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

Cargo Connection Logistics Holding, Inc.

12% Convertible Debenture January 15, 2010

No. CCLH-002	US$200,000.00

This Convertible Promissory Note (the “Note”) is issued on January 15, 2010, (the “Closing Date”) by Cargo Connection Logistics Holding, Inc., a Florida corporation (the “Company”), to Target Temporaries, Inc. (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

Section 1.01 Principal and Interest.  For value received, the Company hereby promises to pay to the order of the Holder three hundred and sixty five (365) days from the Closing Date, the principal sum of Two Hundred Thousand Dollars (US $200,000.00), together with interest on the unpaid principal of this Note at the rate of twelve percent (12%) compounded monthly (the “Initial Interest Rate”), effective from the Original Promissory Note dated June 30, 2007. The entire principal amount and all accrued interest shall be either (a) paid to the Holder three hundred and sixty five (365) days from the date set forth above or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Note for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

Section 1.02 Optional Conversion.  The Holder of this Note has the right, at the Holder’s option, at any time prior to payment in full of the principal balance and all accrued interest of this Note to convert this Note (“Optional Conversion”), in accordance with the provisions of Section 1.02 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock of the Company (“Common Stock”). The number of shares of Common Stock into which this Note may be converted (“Conversion Shares”) pursuant to this Section 1.02 shall be determined at the price per share (the “Conversion Price”) equal to the lesser of (a) an amount equal to $0.005 (the “Fixed Conversion Price”), or (b) an amount equal to eighty percent (80%) of the average closing price of the Company’s Common Stock, for the five (5) trading days immediately preceding the Conversion Date (as defined herein).  For an Optional Conversion of this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit “A” to this Note, with appropriate insertions (the “Conversion Notice”), to the Company at its address as set forth herein.  The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice.

Section 1.03 Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the number of shares issued upon the conversion of this Note shall be rounded up to the nearest whole share.  At its expense, the Company shall, as soon as practicable after conversion, issue and deliver to the Holder at its principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Subscription Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note.

Section 1.04 Reservation of Common Stock.  The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price.  If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.05 Paying Agent and Registrar.  Initially, the Company will act as paying agent and registrar.  The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days’ written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar.  The Company may act in any such capacity.

ARTICLE II.

Section 2.01 Amendments and Waiver of Default.  The Note may not be amended.  Notwithstanding the above, without the consent of the Holder, the Note may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

Section 3.01 Events of Default.  An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Note or in the events of bankruptcy or insolvency.  Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all Notes outstanding and accrued interest thereon, convert all Notes outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

ARTICLE IV.

Section 4.01 Rights and Terms of Conversion.  This Note, in whole or in part, may be converted at any time following the Closing Date or the date set forth in the Conversion Notice, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

Section 4.02 Re-issuance of Note.  When the Holder elects to convert a part of the Note, then the Company shall reissue a new Note in the same form as this Note to reflect the new principal amount.

ARTICLE V.

Section 5.01 Anti-dilution.  In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

ARTICLE VI.

Section 6.01 Notice.  Notices regarding this Note shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:	Cargo Connection Logistics Holding, Inc. P.O. Box 248 East Meadow, NY 11554 Attention: Scott Goodman, Chief Executive Officer Telephone: (888) 886-4610 Facsimile: (888) 880-4225

With a copy to (which shall not constitute notice):	Anslow & Jaclin, LLP
195 Route 9, Suite 204
Manalapan, NJ 07726
Attention: Gregg E. Jaclin
Telephone: (732) 409-1212
Facsimile: (732) 577-1188

If to the Holder:	Target Temporaries, Inc.
900 Walt Whitman Road
Melville, NY 11747
Attention: Mark Butensky Telephone: (631) 385-5627
Facsimile: (631) 385-5186

Section 6.02 Governing Law.  This Note shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York without giving effect to the principals of conflict of laws thereof.  Each of the parties consents to the jurisdiction of any Federal Court located in New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03 Severability.  The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

Section 6.04 Entire Agreement and Amendments.  This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein.  This Note may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 Counterparts.  This Note may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Note as of the date first written above.

Cargo Connection Logistics Holding, Inc.

By:______________________
Name: Scott Goodman
Title: Chief Executive Officer

EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Note)

TO:

The undersigned hereby irrevocably elects to convert US$                       of the principal amount of the above Note into Shares of Common Stock of Cargo Connection Logistics Holding, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:
Signature:
Name:
Address:
Amount to be converted:	US$
Amount of Note unconverted:	US$
Conversion Price per share:	US$
Number of shares of Common Stock to be issued:
Please issue the shares of Common Stock in the following name and to the following address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number: